Exhibit 10.8

THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND REGISTRATION OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

WARRANT TO PURCHASE COMMON STOCK

Corporation: Hudson Technologies, Inc.

Number of Shares: 66,667

Class of Stock: Common Stock

Initial Exercise Price: $1.88 per share

Issue Date: April 17, 2008

Expiration Date: April 17, 2013

THIS WARRANT CERTIFIES THAT, in consideration of the payment of $1.00 and for other good and valuable consideration, the receipt of which is hereby acknowledged, Keltic Financial Partners, LP or registered assignee ("Holder") is entitled to purchase the number (subject to adjustment hereunder, the "Warrant Number") of fully paid and non-assessable shares of the Common Stock (the "Shares") of Hudson Technologies, Inc. (the "Company") at the Initial Exercise Price per Share of $1.88 (the "Warrant Price") all as set forth above and as adjusted pursuant to Article 2 of this Warrant, subject to the provisions and upon the terms and conditions set forth on this Warrant. For purposes of this Warrant, except as the context may otherwise require and in addition to other capitalized terms defined elsewhere herein, capitalized terms used herein shall have the meanings set forth in Appendix I.

ARTICLE 1. EXERCISE

1.1 Method of Exercise. From and after each date set forth in the Vesting Table ("Vesting Table") below, Holder may exercise this Warrant in respect of the number of Shares equal to the product of the Warrant Number multiplied by the percentage listed opposite each such date (the "Exercise Percentage"), in whole or in part, at any time and from time to time prior to the expiration date referred to above (the "Expiration Date") by delivering this Warrant and a duly executed Notice of Exercise in substantially the form attached as Appendix II to the principal office of the Company located at P.O. Box 1541, One Blue Hill Plaza, 14th Floor, Pearl River, NY, 10965, or such other office as the Company shall advise Holder, as herein provided. Unless Holder is exercising the conversion right set forth in Section 1.2, Holder shall also deliver to the Company a check for the aggregate Warrant Price for the Shares being purchased. In the event the Warrant is not exercised in full, the Company, at its expense, shall forthwith issue and deliver to or upon the order of Holder a new Warrant which shall in all respects be identical to this Warrant in the name of Holder or as Holder may request, calling in the aggregate on the face thereof for the number of Shares equal to (i) the Warrant Number minus (ii) the number of Shares for which this Warrant shall have been exercised. From and after the occurrence of an Acceleration Event, the Exercise Percentage shall be deemed to equal 100% for each date listed in the Vesting Table.

Vesting Table

Date	Exercise Percentage
30-Jun-08	8.33%
30-Sep-08	16.67%
31-Dec-08	25.00%
31-Mar-09	33.34%
30-Jun-09	41.67%
30-Sep-09	50.00%
31-Dec-09	58.34%
31-Mar-10	66.67%
30-Jun-10	75.01%
30-Sep-10	83.34%
31-Dec-10	91.67%
31-Mar-11	100%

1.2 Conversion Right. (a) In lieu of exercising this Warrant as specified in Section 1.1, Holder may from time to time convert this Warrant (the "Conversion Right"), in whole or in part, into a number of Shares determined by dividing (a) the aggregate Fair Market Value of the Shares or other securities otherwise issuable upon exercise of this Warrant in full or such part of this Warrant minus the aggregate Warrant Price of such Shares by (b) the Fair Market Value of one Share. The Fair Market Value of the Shares shall be determined pursuant to Section 1.5. The Conversion Right may be exercised by Holder at any time, or from time to time, prior to the Expiration Date, on any Business Day by delivering a written notice (the "Conversion Notice") in the form attached as Appendix III to the Company at its principal office exercising the Conversion Right and specifying the total number of Shares Holder will purchase pursuant to such conversion.

1.3 Payment of Taxes. The Company shall pay all documentary stamp taxes, if any, attributable to the issuance of the Warrant and the Shares; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in (a) the issuance of any Warrant in the name other than Holder or (b) the issue of any certificates for Shares in a name other than that of Holder upon exercise of the Warrant, or any portion thereof, and the Company shall not be required to issue or deliver such certificates unless and until the persons requesting the issuance thereof have paid to the Company the amount of such tax or shall have established to the reasonable satisfaction of the Company that such tax has been paid.

1.4 Fractional Shares. The Company shall not be required upon any exercise of this Warrant to issue a certificate representing any fraction of a Share. If any fraction of a Share would, but for this Section, be issuable upon final exercise of this Warrant (and after aggregating all Warrants presented for exercise by the Holder), in lieu of such fractional share, the Company shall purchase from the Holder any fractional Shares created as a result of such final exercise by cash payment to the Holder in an amount equal to the same fraction of its Fair Market Value per Share as of the date of exercise.

1.5 Fair Market Value. "Fair Market Value" shall have the meaning as set forth in this Section 1.5. If the Shares are traded regularly in a public market, the Fair Market Value of the Shares shall be the average closing sale price of the Shares (or the closing sale price of the Company's stock into which the Shares are convertible) reported on the principal stock exchange or other trading system on which the Shares are traded for the five (5) Business Days ending one Business Day before Holder delivers its Notice of Exercise to the Company. If the Shares are not regularly traded in a public market, the Board of Directors of the Company shall determine Fair Market Value in its reasonable good faith judgment. The foregoing notwithstanding, if Holder advises the Board of Directors in writing that Holder disagrees with such determination, then the Company and Holder shall promptly agree upon a reputable investment banking firm to undertake such valuation. All such fees and expenses shall be paid by Holder. With respect to this Section 1.5, the Fair Market Value of the Shares shall be determined without regard to (v) any discount on the basis of minority interest, (w) any restrictions on transfer of the Common Stock under applicable securities laws or otherwise, (x) any agreement or document prohibiting or restricting the payment of dividends or stock or option repurchases, and (y) any lack of marketability or liquidity of the Common Stock (as opposed to the marketability or liquidity of the entire Company).

1.6 Delivery of Certificate. Promptly after Holder exercises or converts this Warrant, the Company shall deliver to Holder certificates for the number of fully paid and non-assessable Shares acquired in the name of Holder or its designee(s). Notwithstanding any provision herein to the contrary, the delivery to the Company of this Warrant and the Notice of Exercise provided in Section 1.1 shall confer upon the Holder immediate voting rights in respect of the Warrant Shares acquired in connection therewith.

1.7 Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of mutilation, or surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant a new warrant which shall in all respects be identical to this Warrant.

1.8 Valid Issuance. All Shares issuable upon the exercise of this Warrant pursuant to the terms hereof shall be validly issued, fully paid and nonassessable, shall be issued without violation of any preemptive or similar rights of any third parties, and shall be free and clear of any and all liens, encumbrances, claims and restrictions whatsoever, other than restrictions on transfer pursuant to applicable federal and state securities laws.

ARTICLE 2. ADJUSTMENTS TO THE SHARES

2.1 Dividends, Subdivisions and Combinations. If the Company, at any time and from time to time, (i) declares or distributes to all the holders of its Common Stock, a dividend payable in, or other distribution of, additional shares of Common Stock or Common Stock Equivalents (other than Common Stock or Common Stock Equivalents issued under and pursuant to any current or future Stock Option of Stock Incentive Plan of the Company), (ii) splits or subdivides its outstanding shares of Common Stock into a greater number of shares of Common Stock or Common Stock Equivalents, or (iii) combines its outstanding shares of Common Stock into a smaller number of shares of Common Stock or Common Stock Equivalents, then, in each such case, the Warrant Number shall be adjusted to equal the product of the Warrant Number in effect immediately prior to the adjustment multiplied by a fraction the numerator of which is equal to the number of shares of Common Stock outstanding immediately after such adjustment and the denominator of which is equal to the number of shares of Common Stock outstanding immediately prior to the adjustment, and the Warrant Price shall be adjusted pursuant to Section 2.5.

2.2 Redemptions or Other Acquisitions of Common Stock. If the Company makes any redemptions, purchases or other acquisitions of Common Stock or Common Stock equivalents from all holders thereof, the Holder shall promptly receive the cash, stock, securities or property to which the Holder would have been entitled by way of redemption, purchase or other acquisition if the Holder had exercised this Warrant for the full amount of Shares then issuable upon such exercise immediately prior to such redemption, purchase or other acquisition and such redemption, purchase or other acquisition had been consummated on a pro rata basis among all holders of Common Stock (after giving effect to such exercise of the Warrant).

2.3 Reorganization, Reclassification, Merger, Consolidation, or Disposition of Assets. If the Company reorganizes its capital, reclassifies its capital stock, merges or consolidates with or into another person or entity (where the Company is not the surviving person or entity or where there is any change whatsoever in, or distribution with respect to, the Outstanding Common Stock of the Company, other than a change in par value), or sells, transfers or otherwise disposes of all or substantially all of the assets of the Company and its subsidiaries, on a consolidated basis, to another person or entity and, pursuant to the terms of such reorganization, reclassification, merger, consolidation, or disposition of assets, cash, securities or property are to be received by or distributed to the holders of Common Stock of the Company who are holders immediately prior to such transaction, then the Holder shall have the right thereafter to receive, provided Holder exercises this Warrant within thirty (30) days of completion of such transaction, the cash, securities or property receivable by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such event. In the case of any such reorganization, reclassification, merger, consolidation or disposition of assets, any successor or acquiring person or entity (other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities of the Company hereunder and, upon the Holder tendering this Warrant for cancellation, shall issue a replacement Warrant containing substantially the same provisions as this Warrant, but containing appropriate changes due to such event (such as changes to the name of the issuing company and equitable changes to the Warrant Number due to the occurrence of such event). The foregoing provisions of this Section 2.3 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or dispositions of assets.

2.4 Dissolution, Liquidation and Winding Up. In case the Company, at any time prior to the exercise in full of this Warrant, dissolves, liquidates or winds up its affairs, the Holder shall have the right to receive upon exercise of this Warrant, in lieu of the shares of Common Stock that such Holder would have been entitled to receive, the same kind and amount of assets as would have been issued, distributed or paid to such Holder upon any such dissolution, liquidation or winding up with respect to such shares of Common Stock had such Holder been the holder of record of such shares of Common Stock receivable upon the exercise of this Warrant on the record date for the determination of those persons entitled to receive any such liquidating distribution, provided, however, that the Holder shall not in any case be required to assume or be obligated in respect of any liabilities of the Company.

2.5 Adjustment of Warrant Price. Upon any adjustment of the Warrant Number as provided in Section 2.1, the Warrant Price shall be adjusted to be equal to the product of (i) the Warrant Price in effect immediately prior to such adjustment multiplied by (ii) the quotient of the Warrant Number in effect immediately prior to such adjustment divided by the Warrant Number in effect immediately after such adjustment.

2.6 Determination of Adjustments.

(a) Upon any event that shall require an adjustment pursuant to this Article 2, the Company shall promptly calculate such adjustment in accordance with the terms of this Warrant and prepare a certificate setting forth, in reasonable detail, such adjustment, the method of calculation thereof and the facts upon which such adjustment is based, including a statement of (i) the number of shares of Outstanding Common Stock and (ii) the Warrant Number, both as in effect immediately prior to such adjustment and as adjusted on account thereof. The Company shall promptly mail a copy of each such certificate to the Holder. In the event that the Holder objects to the computation of such adjustment prepared by the Company within 20 Business Days after receipt thereof, Fair Market Value per Share shall be determined pursuant to the procedures set forth in Section 1.5. The Company shall keep at its principal office copies of all such certificates and cause the same to be available for inspection at such office during normal business hours by the Holder or any prospective transferee hereof designated by the Holder.

(b) The following additional provisions shall be applicable to the adjustments provided for pursuant to this Article 2:

(1) When Adjustments to be Made. The adjustments required by this Article 2 shall be made whenever and as often as any specified event requiring such an adjustment shall occur and shall be effective (A) in the case of any dividend or distribution of Common Stock to the holders of Common Stock, immediately after the close of business on the date such dividend or distribution is actually made by the Company, and (B) in the case of any other specified event, at the close of business on the date of such specified event.

(2) Certain Limitations. Notwithstanding anything herein to the contrary, the Company agrees not to adjust upward the par value per share of its Common Stock and not to enter into any transaction that, by reason of any adjustment hereunder, would cause the Warrant Price per Share to be less than the par value per share of its Common Stock.

2.7 Treasury Shares. For the purposes of this Article 2, the number of Shares at any time outstanding shall not include the Shares held in the treasury of the Company.

2.8 No Impairment. The Company shall at all times in good faith assist in carrying out all the provisions of this Article 2 and in taking all such action as may be necessary or appropriate to protect Holder's rights under this Warrant.

ARTICLE 3. REPRESENTATIONS AND COVENANTS OF THE COMPANY

3.1 Representations and Warranties. The Company hereby represents and warrants to Holder as follows:

(a) Reservation of Shares. The Company shall, at all times, reserve and keep available out of its authorized and unissued Common Stock or out of shares of its treasury stock, solely for the purpose of issue upon exercise of the purchase rights evidenced by this Warrant, free from preemptive rights, the number of Shares for which this Warrant can be exercised.

(b) All Shares which may be issued upon the exercise of the purchase right represented by this Warrant, shall, upon issuance and payment therefor pursuant to the terms hereof, be duly authorized, validly issued, fully paid and non-assessable, and free of any liens and encumbrances except for restrictions on transfer provided for herein or under applicable federal and state securities laws or any liens or encumbrances imposed by the Holder on the Shares. If any shares of Common Stock required to be reserved for the purposes of exercise of this Warrant require registration with or approval of any governmental authority applicable to the Company under any federal or state law (other than federal and state securities laws) before such Shares may be issued upon exercise of this Warrant, the Company shall, at its expense and as expeditiously as possible, take commercially reasonable actions to cause any such shares to be duly registered or approved, as the case may be.

(c) The Company shall, at all times, act in good faith to assist in the carrying out of all of the provisions of this Warrant and in taking all other commercially reasonable action that may be necessary in order to protect the rights of Holder as set forth in this Warrant.

(d) Maintenance of Office. The Company shall maintain an office where presentation of this Warrant may be made. The Company shall give notice, in writing, to Holder of each change in the location of such office.

3.2 Notice of Certain Events. If the Company proposes at any time (a) to offer for subscription pro rata to the holders of any class or series of its stock any additional shares of stock of other rights; (b) to effect any reclassification or recapitalization of Common Stock; (c) to merge or consolidate with or into any other corporation, or sell, lease, license, or convey all or substantially all of its assets, or to liquidate, dissolve or wind up; (d) offer holders of registration rights the opportunity to participate in an underwritten public offering of the Company's securities for cash; (e) to amend its Charter or Bylaws; of (f) to issue any Common Stock or Common Stock Equivalents other than an Exempt Issuance; then, in connection with each such event, the Company shall give Holder (1) at least 20 days prior written notice of the date on which a record will be taken for such dividend, distribution, or subscription rights (and specifying the date on which the holders of Common Stock will be entitled thereto) or for determining rights to vote, if any, the matters referred to in (c) and (d) above; (2) in the case of the matters referred to in (c) and (d) above at least 20 days prior written notice of the date when the same will take place (and specifying the date on which the holders of Common Stock will be entitled to exchange their Common Stock for securities or other property deliverable upon the occurrence of such event); and (3) in the case of the matter referred to in (e) above, the same notice as is given to the holders of such registration rights.

3.3 Information Rights. So long as Holder holds this Warrant and/or any of the Shares, but in no event, later than the Expiration Date, the Company shall deliver to Holder promptly after mailing, copies of all communiques, information, reports, and documents sent to the shareholders of the Company which are not filed by the Company with the SEC, and, in the event the Company is no longer a reporting company under the Securities Exchange Act of 1934 and subject to the EDGAR reporting system the Company shall deliver to Holder: (i) within ninety (90) days after the end of each fiscal year of the Company (or such later date as such financial statements become available) the annual audited financial statements of the Company certified by independent public accountants and (c) within forty-five (45) days after the end of each of the first three quarters of each fiscal year(or such later date as such financial statements become available), the Company's quarterly, unaudited financial statements.

3.4 Registration Under Securities Act of 1933, as amended. The Company agrees that the Shares shall be subject to the registration rights set forth on Exhibit A.

ARTICLE 4. MISCELLANEOUS

4.1 Term; Notice of Expiration. This Warrant is exercisable as provided in Section 1.1 above at any time and from time to time on or before the Expiration Date set forth above.

4.2 Legend. This Warrant and the Shares shall be imprinted with a legend in substantially the following form:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND REGISTRATION OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED .

4.3 Compliance with Securities Laws on Transfer. This Warrant and the Shares issuable upon exercise of this Warrant may not be transferred or assigned in whole or in part without compliance with applicable federal and state securities laws by the transferor and the transferee (including, without limitation, the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company). The Company shall not require Holder to provide an opinion of counsel if (a) the transfer of the Warrant or Shares is to an affiliate of Holder provided that (i) the Holder provides the Company with such information that it reasonably requests in order to determine that such proposed transfer complies with applicable federal and state securities laws and (ii) counsel for the Company does not advise the Company that such opinion is necessary to determine compliance with applicable federal and state securities laws, or (b) if the Holder provides the Company with information reasonably acceptable to the Company's counsel that demonstrates that Holder has complied with Rule 144 of the Securities Act of 1933 in connection with any such transfer.

4.4 Investment Representation and Legend. The Registered Holder, by acceptance of this Warrant, represents and warrants to the Company that the holder is acquiring the Warrant for its own account for investment purposes and not with a view toward the distribution thereof. Unless the offering and sale of the Shares to be issued upon the particular exercise of the Warrant shall have been effectively registered under the Securities Act of 1933, the Company shall be under no obligation to issue the Shares covered by such exercise unless and until the Registered Holder who exercises the Warrant shall provide the Company with such information that it may reasonably request to satisfy itself that the issuance of the Shares upon exercise of the Warrant complies with an applicable federal and state securities laws . the person acquiring such Shares shall be bound by the provisions of a legend, substantially as follows, which shall be endorsed upon the certificate(s) evidencing the Shares issued pursuant to such exercise:

"The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Securities Act"). Such shares may not be sold, transferred or otherwise disposed of unless they have first been registered under the Act or, unless, in the opinion of counsel satisfactory to the Company's counsel, such registration is not required."

4.5 Transfer Procedure. Subject to the provisions of Section 4.3, Holder may transfer all or part of this Warrant by giving the Company notice of the Warrant being transferred setting forth the name, address and taxpayer identification number of the transferee and surrendering this Warrant to the Company for reissuance to the transferee(s). The Company shall have the right to refuse to transfer this Warrant to any person who directly competes with the Company. Any transfer of this Warrant shall be registered on the books of the Company maintained for such purpose. Upon such transfer, the Company shall execute and deliver a new Warrant or Warrants in the name of the transferee and in the denominations specified in such notice, and shall issue to the Holder a new Warrant evidencing the portion of this Warrant not so assigned, if any, and this Warrant shall promptly be cancelled.

4.6 Notices. All notices and other communications from the Company to Holder, or vice versa, shall be deemed delivered and effective when given personally or mailed by first-class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company or Holder, as the case may be, in writing by the Company or such Holder from time to time.

4.7 Waiver. This Warrant and any term hereof may not be changed, waived, discharged or terminated, except by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought.

4.8 Attorneys' Fees. In the event of any dispute between the parties concerning the terms and provisions of this Warrant, the party prevailing in such dispute shall be entitled to collect from the other party all costs incurred in such dispute, including reasonable attorneys' fees.

4.9 Governing Law. This Warrant shall be governed by and construed in accordance with the laws of New York, without giving effect to its principles of conflicts of law.

[THIS SPACE INTENTIONALLY LEFT BLANK]

4.10 Limitation of Liability. No provision hereof and no enumeration herein of the rights or privileges of the Holder shall give rise to (i) any liability of such Holder for the purchase price of any Warrant Shares or as a stockholder of the Company, except upon proper exercise of the Warrant by the Holder, or (ii) any other liability of the Holder, whether such liability is asserted by the Company or by creditors of the Company.

HUDSON TECHNOLOGIES, INC.

By: /s/ Brian F. Coleman

Name: Brian F. Coleman

Title: President

APPENDIX I

DEFINITIONS

"Acceleration Event" means the earliest to occur of (i) a material breach of this Warrant by Company, (ii) an Event of Default, and (iii) a Termination Date, where "Event of Default" and "Termination Date" shall be as defined under that certain Amended and Restated Loan Agreement between Holder and Company dated June 26, 2007, as subsequently amended on or about the date hereof to add Bridge Healthcare Finance, LLC.

"Business Day" means any day other than a Saturday or Sunday, a legal holiday or a day on which commercial banks in New York are authorized or required by law to be closed.

"Common Stock" means the capital stock of the Company, however designated, that is not limited as to the amount of dividends, or that is not limited as to the amount of distributions upon liquidation or dissolution of the Company.

"Common Stock Equivalents" means any evidences of indebtedness, shares of stock or other securities (including without limitation the Warrants) that are convertible into or exchangeable for, with or without payment of additional consideration in cash or property, shares of Common Stock, and any options, warrants or other securities or rights to subscribe for, purchase or otherwise acquire shares of Common Stock or any of the foregoing, in each case whether or not immediately exercisable.

"Exempt Issuance" means (i) any issuance of Common Stock for which an adjustment to the Warrant Number has been made under Sections 2.1, 2.2 or 2.3, (ii) the issuance of any Common Stock upon the exercise of Common Stock Equivalents (including without limitation the issuance of Shares upon exercise of any Warrant); and (iii) the issuance of any Common Stock or Common Stock Equivalents under and pursuant to any of the Company's current or future Stock Option Plan or Stock Incentive Plan

"Outstanding Common Stock" means, at any date of determination, the sum of all shares of Common Stock issued and outstanding at such date.

"Subsequent Issuance" means any sale or issuance by the Company of Common Stock or Common Stock Equivalents after the Issue Date.

APPENDIX II

NOTICE OF EXERCISE

1. The undersigned hereby elects to purchase ___ shares of the Common Stock of issuable pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

2. The undersigned hereby elects to convert the attached Warrant into _____ number of Shares in the manner specified in the Warrant. This conversion is exercised with respect to _____ Shares covered by the Warrant. The undersigned tenders herewith payment in full of the purchase price of such shares purchased.

[Strike paragraph that does not apply.]

3. In lieu of exercising the attached Warrant for cash or by check, the undersigned hereby elects to effect the exercise by surrender of the Warrant pursuant to the provisions of Section 1.2 of the Warrant and receive_______(leave blank if you choose alternative no. 1 or no. 2 above) shares of Common Stock pursuant to the terms of this Warrant. (Initial here if the undersigned elects this alternative:_____

4. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below.

____________________________

____________________________

____________________________

5. The undersigned Holder, in connection with the exercise of the attached Warrant, represents to Hudson Technologies, Inc. ("Company") that as follows:

A. It is acquiring the Shares issuable upon exercise of the Warrant solely for its own account and not as a nominee for any other party and not with a view toward the resale or distribution thereof except in compliance with applicable securities laws.

B. The Holder understand and agrees that the Shares may not be offered for sale, sold or otherwise transferred except pursuant to an effective registration statement under the Securities Act of 1933 and in compliance with the applicable securities laws of any state or other jurisdiction, or pursuant to an opinion of counsel satisfactory to the Company that such registration is not required and such compliance has been obtained.

C. The Holder understands that the Shares are being offered and sold by the Company in reliance on an exemption from the registration requirements of the Securities Act of 1933 and equivalent state securities and "blue sky" laws, and that the Company is relying upon the accuracy of, and the compliance by the Holder with its, his or her representations and warranties set forth herein, in determining the availability of such exemption and the eligibility of the Holder to acquire the Shares.

D. The Holder acknowledges that the Holder or its representative has had access to the reports and other documents filed by the Company with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, and that has been given an opportunity to ask questions of, and to receive answers from, the Company's management personnel concerning the Company's business and the Shares. The Holder has been provided access to all materials relating to the business, financial position and results of operations of the Company, and all other materials requested by the Holder or its representative to enable him to make an informed investment decision with respect to the acquisition of the Shares.

E. The Holder or its representative has such knowledge and experience in financial and business matters that Holder or such representative is capable of evaluating the merits and risks of an investment in the Shares.

F. The Holder understands that an investment in the Shares involves a high degree of risk, and has the financial ability to bear the economic risk of this investment in the Shares, including a complete loss of such investment. The Holder has no need for liquidity with respect to this investment.

G. If the Holder is an entity, the undersigned is duly authorized to execute this notice on behalf of the Holder.

HOLDER:

____________________________

Date:_______________

Signature:____________________

Name:

Title:

Address:______________________

____________________________

____________________________

(Signature)

____________________________

(Date)

APPENDIX III

CONVERSION NOTICE

See Appendix II

EXHIBIT A

Registration Rights

Holder shall have the following Registration Rights relating to Shares held by Holder pursuant to exercise of this Warrant ("Holder Shares").

(1) Registration. If the Company at any time proposes for any reason to register authorized but unissued shares of Common Stock held by the Company in its treasury (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto) ("Primary Shares") or shares issued to _____________ ("Registrable Shares") under the Securities Act (defined below) (other than on Form S-4 or Form S-8 promulgated under the Securities Act or any successor forms thereto), it shall promptly give written notice to Holder of its intention to so register the Primary Shares or Registrable Shares and, upon the written request, given within 20 days after delivery of any such notice by the Company, of Holder to include in such registration Holder Shares (which request shall specify the number of Holder Shares proposed to be included in such registration), the Company shall use commercially reasonable efforts to cause all such Holder Shares to be included in such registration on the same terms and conditions as the securities otherwise being sold in such registration; provided, however, that if the managing underwriter advises the Company that the inclusion of all of the Primary Shares, Holder Shares and other unregistered shares ("Other Shares") proposed to be included in such registration would interfere with the successful marketing (including pricing) of Primary Shares or Registrable Shares proposed to be registered by the Company, then the number of Primary Shares, Registrable Shares, Holder Shares and Other Shares proposed to be included in such registration shall be included in the following order:

(i) first, the Primary Shares;

(ii) second, the Registrable Shares; and

(iii) third, the Holder Shares and Other Shares.

Notwithstanding anything to the contrary, the Holder Shares shall cease to be Registrable Shares and the Company shall have no obligation to register the Holder Shares if (i) the Holder Shares are publicly sold; (ii) the Holder Shares may be publicly sold under Rule 144 of the Securities Act of 1933, as amended ("Securities Act") or any successor rule, without regard to volume limitation or (iii) the Holder Shares cease to be outstanding.

(2) Expenses. With respect to each registration effected, all fees, costs and expenses of and incidental to such registration and the public offering in connection therewith shall be borne by the Company; provided, however, that the Holder participating in any such registration shall bear the underwriting discounts, selling commissions and all costs or expenses of any counsel or other advisor to the Holder, attributable to the Holder Shares sold in such public offering.

(3) Indemnification and Contribution.

(a) To the fullest extent permitted by law, the Company will indemnify and hold harmless Holder and any underwriter (as defined in the Securities Act ) acting for Holder, and any person who controls such Holder or such underwriter within the meaning of the Securities Act, from and against, and will reimburse Holder and each such underwriter and controlling person with respect to, any and all claims, actions, demands, losses, damages, liabilities, costs and expenses to which Holder or any such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such claims, actions, demands, losses, damages, liabilities, costs or expenses arise out of or. are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, any prospectus contained therein or any amendment or supplement thereto in which shares of the Holder are included pursuant to this Agreement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or arise out of any violation by the Company of any rule or regulation under the Securities Act applicable to the Company and relating to action or inaction required of the Company in connection with such registration; provided, however, that the Company will not be liable: (i) if corrected information is contained in a supplement to or an amendment to any such prospectus that was delivered to but not used by Holder; (ii) if Holder was required to deliver a prospectus and failed to do so; (iii) if the Holder was advised by the Company that the prospectus should no longer be used or (iv) in any such case to the extent that any such claim, action, demand, loss, damage, liability, cost or expense is caused by an untrue statement or alleged untrue statement or omission or alleged omission so made in reliance upon and in strict conformity with information furnished by Holder, such underwriter or such controlling person in writing specifically for use in the preparation thereof.

(b) If shares of Holder are included in a registration statement pursuant to this Agreement, Holder will indemnify and hold harmless the Company from and against, and will reimburse the Company with respect to, any and all losses, damages, liabilities, costs or expenses to which the Company may become subject under the Securities Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue or alleged untrue statement of any material fact contained therein or any amendment or supplement thereto, or are caused by the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they are made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by Holder specifically for use in the preparation thereof.

(c) Promptly after receipt by a party to be indemnified pursuant to the provisions of paragraph (a) or (b) (an indemnified party) of notice of the commencement of any action involving the subject matter of the foregoing indemnity provisions, such indemnified party will, if a claim thereof is to be made against the indemnifying party pursuant to the provisions of paragraph (a) or (b), notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to an indemnified party otherwise than under the provisions of this paragraph and shall not relieve the indemnifying party from liability under the provisions of this paragraph unless such indemnifying party is prejudiced by such omission. In case such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party shall have the right to participate in and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party pursuant to the provisions of such paragraphs (a) and (b) for any legal or other expense subsequently incurred by indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall be liable to an indemnified patty for any settlement of any action or claim without the consent of the indemnifying party; no indemnifying party may unreasonably withhold its consent to any such settlement. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(4) Lock-Up Agreement. In consideration of the assumption by the Company of its obligations hereunder, Holder agrees in connection with any registration of the Company's securities that, upon the request of the Company or the underwriter or any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Securities (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as the Company or the underwriters may reasonably specify.

(5) Duty to Provide Information. In connection with any registration of Holder Shares, Holder shall provide to the Company such information as reasonably required by the Company to complete such registration and. any obligation of the Company under this Agreement to register the Registrable Securities shall be conditioned upon the Company's receipt of such information from the Holder.